SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                November 4, 1998

                                   FVNB CORP.
               (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                   (512) 573-6321
                (Registrant's telephone number, including area code)

                                       N/A
           (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

The news release of FVNB Corp. dated November 4, 1998, attached and filed herewith as Exhibit 99, is incorporated by reference. The release announced that the Board of Directors of First Victoria National Bank and FVNB Corp. have each appointed Walter T. Haenggi as a Director.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99)News release of FVNB Corp. dated November 4, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FVNB CORP.
                                  (Registrant)


                                    By: DAVID M. GADDIS
                                        David M. Gaddis, President


Date:  November 4, 1998

                                INDEX TO EXHIBIT

EXHIBIT NO.       DESCRIPTION                                              PAGE

    99            News release of FVNB Corp.                                  5
                  dated November 4, 1998.

                                       4